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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2004

                           Long Beach Acceptance Corp.

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             (Exact name of registrant as specified in its charter)

           Delaware                      333-108506              33-0660404
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

         One Mack Centre Drive
          Paramus, New Jersey                                        07652
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(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (201) 262-5222
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                                    No Change
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          (Former name or former address, if changed since last report)
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Item 2.01. Completion of Acquisition or Disposition of Assets
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Description of the Notes and the Mortgage Loans

     Long Beach Acceptance Corp. (the "Registrant") has registered issuances of an aggregate of up to $1,292,830,655 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, as amended (the "Act"), by a Registration Statement on
Form S-3 (Registration File No. 333-108506) (as amended, the "Registration
Statement"). Pursuant to the Registration Statement, Long Beach Acceptance Auto
Receivables Trust 2004-C, a Delaware business trust, issued $350,000,000 in aggregate principal amount of its Asset-Backed Notes, Series 2004-C (the
"Notes") on December 9, 2004 (the "Closing Date"). This Current Report on Form
8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 2004, between the Trust and
JPMorgan Chase Bank, National Association, in its capacity as indenture trustee
(the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the $63,000,000 2.390% Asset-Backed Notes, Class
A-1, its $106,000,000 3.040% Asset-Backed Notes, Class A-2, its $74,000,000
3.402% Asset-Backed Notes, Class A-3, and its $107,000,000 3.777% Asset-Backed
Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) are the Class R and Class C Certificates.

     The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables") secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated November 19, 2004 (the "Prospectus
Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1    Underwriting Agreement, dated November 19, 2004, between Long Beach
            Acceptance Corp., Long Beach Acceptance Receivables Corp., Citigroup
            Global Markets Inc. and Greenwich Capital Markets Inc.

     4.1    Indenture, dated as of December 1, 2004 among Long Beach Acceptance
            Auto Receivables Trust 2004-C, a Delaware business trust acting through its owner trustee, and JPMorgan Chase Bank, National
            Association, as indenture trustee.

     4.2    Amended and Restated Trust Agreement, dated as of December 1, 2004, between Long Beach Acceptance Receivables Corp. and Wilmington Trust
            Company, as Owner Trustee.

     8.1    Opinion of Dewey Ballantine LLP regarding tax matters, dated as of
            December 9, 2004.

     10.1   Sale and Servicing Agreement, dated as of December 1, 2004, among
            Long Beach Acceptance Corp., as Originator, as Servicer and as
            Custodian, Long Beach Acceptance Receivables Corp., as Transferor,
            Long Beach Acceptance Auto Receivables Trust 2004-C, as Issuer and
            JPMorgan Chase Bank, as Backup Servicer and Trust Collateral Agent.

     10.2   Indemnification Agreement, dated as of December 1, 2004, among
            Financial Security Assurance Inc., Long Beach Acceptance Receivables
            Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets,
            Inc.

     23.1   Consent of PWC regarding financial statements of the Insurer.

     99.1   Annex A to Exhibits 4.1, 4.2 and 10.1.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LONG BEACH ACCEPTANCE CORP.
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                                        Registrant and on behalf of Long Beach
                                        Acceptance Auto Receivables Trust 2004-C

                                             By: /s/ Stephen W. Prough
                                                 -------------------------------
                                                 Name:  Stephen W. Prough
                                                 Title: President and Chairman
                                                        of the Board

Dated: December 15, 2004

                                  EXHIBIT INDEX
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1.1     Underwriting Agreement, dated November 19, 2004, between Long Beach
        Acceptance Corp., Long Beach Acceptance Receivables Corp., Citigroup
        Global Markets Inc. and Greenwich Capital Markets Inc.

4.1     Indenture, dated as of December 1, 2004 among Long Beach Acceptance Auto
        Receivables Trust 2004-C, a Delaware business trust acting through its owner trustee, and JPMorgan Chase Bank, National Association, as indenture trustee.

4.2     Amended and Restated Trust Agreement, dated as of December 1, 2004, between Long Beach Acceptance Receivables Corp. and Wilmington Trust
        Company, as Owner Trustee.

8.1     Opinion of Dewey Ballantine LLP regarding tax matters, dated as of
        December 9, 2004.

10.1    Sale and Servicing Agreement, dated as of December 1, 2004, among Long
        Beach Acceptance Corp., as Originator, as Servicer and as Custodian,
        Long Beach Acceptance Receivables Corp., as Transferor, Long Beach
        Acceptance Auto Receivables Trust 2004-C, as Issuer and JPMorgan Chase
        Bank, as Backup Servicer and Trust Collateral Agent.

10.2    Indemnification Agreement, dated as of December 1, 2004, among Financial
        Security Assurance Inc., Long Beach Acceptance Receivables Corp.,
        Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

23.1    Consent of PWC regarding financial statements of the Insurer.

99.1    Annex A to Exhibits 4.1, 4.2 and 10.1.